AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this "Agreement") is entered into as of October 31, 2006 by and among China Expert Technology, Inc., a Nevada corporation (the "Company"), and each of the other parties set forth on the signature page herein (each such party, a "Holder" and, collectively, the "Holders").

Preliminary Statement:

A. The Company and the Holders entered into the Securities Purchase Agreement, dated as of October 31, 2005 (the "Purchase Agreement"), and the related Transaction Documents (as defined in the Purchase Agreement) pursuant to which the Company issued and sold to the Holders an aggregate of $6,000,000 of the Company's 7% Secured Convertible Debentures due October 31, 2006 (the "Debentures").

B. The following Event of Default exists under Section 8(a) of the Debentures: the Company's failure to have a Registration Statement declared effective by the Commission on or prior to the 200th calendar day following the Closing Date (the "Existing Default").

C. The following Event exists under Section 2(b) of the Registration Rights Agreement: the Company's failure to have a Registration Statement declared effective by the Commission on or prior to the Effectiveness Date. Upon such Event, the Company is required to pay liquidated damages to each Holder commencing on March 2, 2006 until such Event is cured. The amount of the accrued but unpaid liquidated damages owed and owing by the Company to each Holder as of October 31, 2006 is set forth beside the caption "Unpaid Liquidated Damages Amount" on Schedule A attached hereto.

D. In accordance with the terms and conditions herein, each Holder agrees (i) to waive its available rights and remedies under the Purchase Agreement, the Transaction Documents or any other agreement or at law or in equity arising as a result of the Existing Default (all such rights and remedies, the "Available Remedies"), (ii) to waive the payment of liquidated damages under Section 2(b) of the Registration Rights Agreement that accrue on and after November 1, 2006 solely for failure to be declared effective on or before the Effectiveness Date and (iii) to amend the Debentures, the Registration Rights Agreement and, to the extent necessary, the other Transaction Documents.

E. In accordance with the terms and conditions herein, the Company agrees to grant to each Holder the right to extend the maturity date of such Holder's Debenture (such right, the "Extension Right") for a period of 6 months (such period, the "Extension Period") and each Holder agrees to waive during such Extension Period the payment of interest pursuant to the terms of the Debentures.

F. As consideration for entering into this Agreement, and in accordance with the terms of this Agreement, the Registration Rights Agreement and the Debentures, the Company shall duly authorize, issue and deliver to each Holder a number of shares of Common Stock equal to the number of such shares of Common Stock set forth beside the caption

"Share Amount" on Schedule A attached hereto (such number of shares of Common Stock, the "Share Amount" and the aggregate Share Amounts issued and delivered hereunder, the "Liquidated Damages and Interest Shares"). Such shares will be "restricted securities" as defined in Rule 144 of the Securities Act and will bear a Rule 144 restrictive legend pursuant to Section 4.1 of the Purchase Agreement.

NOW THEREFORE, the parties to this Agreement, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, do hereby agree as follows:

1. Definitions. All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement and the Transaction Documents.

2. Condition. As a condition to this Agreement, the Company shall deliver to each Holder its respective Liquidated Damages and Interest Shares within 10 Trading Days of the date hereof, registered in the name of such Holder, to the address set forth on the signature page of the Holder attached hereto.

3. Waiver by Holders.

a.) The Company hereby acknowledges the current and continuing existence of the Existing Default.

b.) Subject to the terms and provisions of this Agreement, each Holder hereby irrevocably waives the Existing Default and waives, and agrees to permanently forebear from exercising, any Available Remedies such Holder now has or may in the future have and any rights and remedies that will be available to such Holder as a result of the Existing Default.

c.) Subject to the changes and amendments made herein to Section 2(b) of the Registration Rights Agreement, each Holder hereby irrevocably waives the payment of liquidated damages pursuant to 2(b) of the Registration Rights Agreement that would otherwise accrue and be payable on or after November 1, 2006 solely as a result of the Company's failure to cause the initial Registration Statement to be declared effective on or before the Effectiveness Date.

d.) In the event that a Holder exercises the Extension Right in connection with such Holder's Debenture pursuant to the terms and conditions of this Agreement and the Debenture, such Holder hereby irrevocably waives during the Extension Period the payment of interest pursuant to the terms of the Debenture.

4. Amendments to the Debentures.

a.) The Company and each Holder hereby amend and restate the first sentence of the second paragraph of the Debentures as follows:

"FOR VALUE RECEIVED, the Company promises to pay to _______ or its registered assigns (the "Holder"), or shall have paid pursuant to the terms

hereunder, the principal sum of $__________ by October 31, 2006 (provided that, at the sole election of the Holder and upon written notice from the Holder to the Company prior to October 31, 2006, such payment shall occur by April 30, 2007) (the "Maturity Date") or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof."

b.) The Company and each Holder hereby amend and restate Section 4(b) of the Debentures as follows:

"(b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $1.80 (subject to adjustment herein) (the "Conversion Price")."

5. Amendments to the Registration Rights Agreement.

a.) The Company and each Holder hereby amend the definition of "*Registrable Securities*" in Section 1 by inserting immediately following "Section 2(b)" as follows:

"*which shall include the Liquidated Damages and Interest Shares.*"

b.) The Company and each Holder hereby amend and restate Section 2(a) of the Registration Rights Agreement as follows:

"*On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 100% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that if 100% of the Registrable Securities hereunder shall equal or exceed 50% of the issued and outstanding Common Stock of the Company on the actual filing date of the initial Registration Statement, the initial Registration Statement shall register a number of shares of Common Stock which is equal to 50% of the issued and outstanding shares of Common Stock of the Company on such actual filing date minus 10,000 shares of Common Stock, and the remaining Registrable Securities shall be subject to Section 3(c). In such event, the number of Registrable Securities to be registered for each Holder shall be reduced pro-rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from the initial Registration Statement. Notwithstanding the foregoing, in the event that the Commission takes the position that the offering is being made by or on behalf of the registrant for purposes of Rule 415(a)(4) because of the number of Registrable Securities being registered for resale, each Holder, severally and not jointly, hereby agrees that the number of Registrable Securities registered for resale on its behalf may be reduced (on a pro-rata basis) in order for the offering to qualify under Rule 415(a)(1)(i) as an offering being*

made solely on behalf of persons other than the registrant. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a Form 424(b)(5) with the Commission".

The Company and each Holder hereby delete Section 2(b) of the Registration Rights Agreement.

c.) The Company and each Holder hereby amend Section 3(c) of the Registration Rights Agreement by inserting at the end of such Section as follows:

"In addition, subject to any restrictions or limitations imposed by the Commission on the filing of an additional Registration Statement for the purpose of registering for resale any portion of the Registrable Securities not included in the initial Registration Statement, in the event that 100% of the Registrable Securities are not included in the initial Registration Statement as contemplated by the proviso regarding Registrable Securities in Section 2(a) above, then, upon the written request of Holders holding at least 51% of the then outstanding Registrable Securities, the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Holders of not less than the difference between 100% of the remaining Registrable Securities and the number of Registrable Securities included in the initial Registration Statement."

d.) The Company and each Holder hereby amend and restate Section 6(b) of the Registration Rights Agreement as follows:

"Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity

pursuant hereto) may include securities of the Company in the Registration Statements other than the Registrable Securities. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed."

e.) The Company and each Holder hereby agree that Schedule 6(b) to the Registration Rights Agreement, attached hereto as Exhibit A, shall be deemed to be a part of the Registration Rights Agreement.

6. Representations and Warranties of the Company. The Company hereby makes to each Holder the following representations and warranties as of the date hereof:

a.) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and

regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), as such could not have or reasonably be expected to result in a Material Adverse Effect.

c.) Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

d.) Other Events of Default. As of the date of this Agreement, to the knowledge of the Company, no Event of Default other than the Existing Default exists.

e.) Duly Authorized and 144 Holding Period. The Liquidated Damages and Interest Shares are duly authorized and, upon the execution of this Agreement by a Holder will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

f.) Affirmation of Prior Representations and Warranties. With the exception of the Representation and Warranty set forth in Section 3.1(j), the Company hereby represents and warrants to each Holder that its representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof. With regard to the representation and warranty in Section 3.1(j), the Company is currently involved in a dispute over a brokerage commission owed to First Montauk Securities Corp. which each Holder hereby acknowledges.

7. Representations and Warranties of the Holders. Each Holder hereby, for itself and for no other Holder, represents and warrants as of the date hereof to the Company as follows:

a.) Authority. The execution, delivery and performance by such Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Holder. This Agreement has been duly executed by such Holder, and, when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.) Affirmation of Prior Representations and Warranties. Such Holder hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

8. Public Disclosure. The Company shall, on or before 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to the Holders, disclosing the material terms of the transactions

contemplated hereby and attaching this Agreement as an exhibit thereto. The Company shall consult with the Holders in issuing any other press releases with respect to the transactions contemplated hereby.

9. Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, Section 5 of the Debentures and any other obligations the Company may have to the Holders under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures, the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

10. Expenses. Each party shall bear the costs of their own legal expenses in connection with the preparation of this Agreement and related matters.

11. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder.

12. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

14. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

15. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

16. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the

remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

17. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

18. Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including, but not limited to, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

REMAINDER INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each party has executed this Agreement as of the date first written above.

CHINA EXPERT TECHNOLOGY, INC.

By: ______________________

Name: Fu Wan Chung, Simon

Title: Director and CFO

[SIGNATURE PAGE OF HOLDER TO
CXTI AMENDMENT AND WAIVER AGREEMENT]

Name of Holder: Alpha Capital Anstalt

Signature of Authorized Signatory of Holder: [signature]

Name of Authorized Signatory: Konrad Ackermann

Title of Authorized Signatory: Director

Address for Delivery of Securities:

150 Central Park South
2nd Floor
New York, NY
10019

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDER TO
CXTI AMENDMENT AND WAIVER AGREEMENT]

Name of Holder: DKR SoundShore Oasis Holding Fund Ltd.

Signature of Authorized Signatory of Holder: Barbara Burger

Name of Authorized Signatory: Barbara Burger

Title of Authorized Signatory: Director

Address for Delivery of Securities:
c/o DKR Capital Partners L.P.
1281 E. Main Street
Stamford, CT 06902
Attn. Rajni Narasi

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDER TO
CXTI AMENDMENT AND WAIVER AGREEMENT]

Name of Holder: ELLIS INTERNATIONAL

Signature of Authorized Signatory of Holder: [signature]

Name of Authorized Signatory: WILHELM UNGAR

Title of Authorized Signatory: AUTHORIZED OFFICER

Address for Delivery of Securities: c/o SDC Capital
20 East Sunrise Highway - Suite 302
Valley Stream, NY 11581

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDER TO
CXTI AMENDMENT AND WAIVER AGREEMENT]

Name of Holder: Platinum Partners Advisors

Signature of Authorized Signatory of Holder: [signature]

Name of Authorized Signatory: Mark Mueller

Title of Authorized Signatory: ______________________

Address for Delivery of Securities:
Montauk Financial
Attn PJ Stern
328 Newmansprings Rd
Redbank NJ 07701

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDER TO
CXTI AMENDMENT AND WAIVER AGREEMENT]

Name of Holder: Platinum Partners Long Term Growth I

Signature of Authorized Signatory of Holder: [signature]

Name of Authorized Signatory: Mark Nordlicht

Title of Authorized Signatory: General Manager

Address for Delivery of Securities:
Montauk Financial
Attn PJ Stern
328 Newmansprings Rd
Redbank NJ 07701

[SIGNATURE PAGES CONTINUE]

Exhibit A

Schedule 6(b) to the Registration Rights Agreement

- Barron Partners LP may sell up to 1,623,507 shares of common stock purchased on June 15, 2006.
- Rubenstein Investor Relations may sell up to 150,000 shares of common stock upon the exercise of the Rubenstein Warrants it received as compensation for services provided.
- Hayden Communications Inc. may sell up to 36,000 shares of common stock it received as compensation for services provided.

Schedule A

Holder	Unpaid Liquidated Damages Amount	Share Amount
Platinum Partners Growth I		220,492
Platinum Advisors		14,498
Ellis		51,659
DKR Oasis		223,327
Alpha		103,839
		Total: **613,815**